UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 15, 2016

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On July 15, 2016, Douglas Dynamics, Inc. (the “Company”), as guarantor, and its wholly-owned subsidiaries, Douglas Dynamics, L.L.C. (“DDI LLC”), Douglas Dynamics Finance Company (“DDI Finance”), Fisher, LLC (“Fisher”), Trynex International LLC (“Trynex”), Henderson Enterprises Group, Inc. (“Enterprises”), Henderson Products, Inc. (“Products”) and Acquisition Delta LLC (“Delta”), as borrowers (collectively, the “Borrowers”), entered into an amendment (the “Revolving Credit Agreement Amendment”) to the Second Amended and Restated Credit and Guaranty Agreement dated as of December 31, 2014 (the “Revolving Credit Agreement”) with the banks and financial institutions listed in the Revolving Credit Agreement, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent. The following summary of the material terms of the Revolving Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Agreement Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Revolving Credit Agreement Amendment, among other things:

(a)                                 Extends the final maturity date of the Revolving Credit Agreement from December 31, 2019 to June 30, 2021.

(b)                                 Permits the Borrowers to enter into floor plan financing arrangements in an aggregate amount not to exceed $20,000,000, secured by liens on assets that are the subject of such floor plan financing arrangements.

On July 15, 2016, DDI LLC, as borrower, and the Company, DDI Finance, Fisher, Trynex, Enterprises, Products and Delta, as guarantors (the “Guarantors”), also entered into a joinder agreement and amendment (the “Term Loan Credit Agreement Amendment”) to the Amended and Restated Credit and Guaranty Agreement dated as of December 31, 2014 (the “Term Loan Credit Agreement”) with the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, and Wells Fargo Bank, N.A., as syndication agent. The following summary of the material terms of the Term Loan Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Term Loan Credit Agreement Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Term Loan Credit Agreement, among other things:

(a)                                 Provides for an incremental senior secured term loan facility in the aggregate principal amount of $130,000,000.  The incremental senior secured term facility generally bears interest at a rate, consistent with the existing term loans under the Term Loan Credit Agreement, of (at DDI LLC’s election) either (i) 3.25% per annum plus the greatest of (a) the Prime Rate (as defined in the Term Loan Credit Agreement) in effect on such day, (b) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers plus 0.50% and (c) 1.00% plus the greater of (1) the London Interbank Offered Rate for a one month interest period multiplied by the Statutory

Reserve Rate (as defined in the Term Loan Credit Agreement) and (2) 2.00% or (ii) 4.25% per annum plus the greater of (a) the London Interbank Offered Rate for the applicable interest period multiplied by the Statutory Reserve Rate and (b) 1.00%.  The final maturity date of the incremental secured term loan facility, consistent with the existing term loans under the Term Loan Credit Agreement, is December 31, 2021. DDI LLC applied substantially all of the proceeds of the incremental senior term loan facility to the payment of transaction consideration and expenses in connection with the Revolving Credit Agreement Amendment, the Term Loan Credit Agreement Amendment and the purchase price for the acquisition of substantially all of the assets of Dejana Truck & Utility Equipment Company, Inc. (“DTUENY”) and certain entities directly or indirectly owned by Peter Paul Dejana Family Trust Dated 12/31/98 (the “Trust”) pursuant to the terms of the Asset Purchase Agreement (the “Agreement”) with DTUENY, the Trust and, solely in the capacity of appointed agent, Andrew Dejana.

(b)                                 Permits DDI LLC and the Guarantors to enter into floor plan financing arrangements in an aggregate amount not to exceed $20,000,000, secured by liens on the truck vehicle chassis and related assets that are the subject of such floor plan financing arrangements.

(c)                                  Revises the calculation of consolidated excess cash flow used in determining the amount of certain mandatory prepayment requirements under the Term Loan Credit Agreement to reduce the amount of excess cash flow by the cash portion of the purchase price of a permitted acquisition paid during any fiscal year, net of any proceeds of any related financings with respect to such purchase price and any sales of capital assets used to finance such purchase price.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On July 15, 2016, the Company, through its wholly-owned subsidiary Delta, completed its acquisition of substantially all of the assets of DTUENY and certain entities directly or indirectly owned by the Trust pursuant to the terms of the Agreement.  The execution of the Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 20, 2016.

Pursuant to the Agreement, Delta acquired substantially all of the assets of DTUENY and certain entities controlled by the Trust relating to the research and development, design, manufacture, production, assembly, up-fit, marketing, distribution, sale and repair of goods and services, including snow and ice control products, truck bodies, lift gates, crane equipment, winches, storage products and related parts, accessories and similar goods, for the vocational work vehicle equipment industry.

Consistent with the previously disclosed terms of the Agreement, the purchase price for the asset acquisition is $180.0 million, subject to working capital and other adjustments (the “Transaction Consideration”).  The Agreement also provides for potential earnout payments of up to $26.0 million in the aggregate, contingent on the financial performance of the acquired business for each of the fiscal years ending December 31, 2016, 2017 and 2018.  Of the Transaction Consideration, $18.0 million was deposited in escrow to secure the indemnification obligations of DTUENY and the Trust under the Agreement.

The foregoing description of the Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 20, 2016 and the terms of which are incorporated herein by reference.

The Company will file with the SEC by amendment to this Current Report on Form 8-K the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X not later than September 30, 2016, which is 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Revolving Credit Agreement Amendment and the Term Loan Credit Agreement Amendment in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 8.01.                                        Other Events.

On July 18, 2016, the Company issued a press release announcing the closing of the transaction contemplated by the Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 The required financial statements of the acquired business will be filed by amendment to this Current Report on Form 8-K not later than September 30, 2016 (which is 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed).

(b)                                 The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than September 30, 2016 (which is 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed).

(c)                                  Not applicable.

(d)                                 Exhibits. The following exhibits are being filed herewith:

(2.1)                       Asset Purchase Agreement, dated June 15, 2016, among Acquisition Delta LLC, Peter Paul Dejana Family Trust Dated 12/31/98, Dejana Truck & Utility Equipment Company, Inc. and Andrew Dejana (as Appointed Agent) [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed June 20, 2016].

(10.1)                ABL Amendment, dated as of July 15, 2016, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.

(10.2)                Term Loan Joinder Agreement and Amendment, dated as of July 15, 2016, to the Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.

(99.1)                Press release dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: July 21, 2016	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer
and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)

Asset Purchase Agreement, dated June 15, 2016, among Acquisition Delta LLC, Peter Paul Dejana Family Trust Dated 12/31/98, Dejana Truck & Utility Equipment Company, Inc. and Andrew Dejana (as Appointed Agent) [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed June 20, 2016].

(10.1)

ABL Amendment, dated as of July 15, 2016, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.

(10.2)

Term Loan Joinder Agreement and Amendment, dated as of July 15, 2016, to the Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc., Henderson Products, Inc., and Acquisition Delta LLC as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.

(99.1)	Press release dated July 18, 2016.